UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2019. INSMED INCORPORATED You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E66519-P21987 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 22, 2019 Date: May 16, 2019Time: 9:00 AM Eastern Time Location: Short Hills Hilton 41 John F. Kennedy Parkway Short Hills, NJ 07078

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E66520-P21987 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by telephone. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: If you are a registered shareholder (that is, you hold these shares in your name), you must present valid identification to vote at the meeting. If you hold these shares in street name (that is, in the name of the brokerage firm or bank holding the securities account in which these shares are held), you will need to obtain a "legal proxy" from the holder of record to vote at the meeting. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) available and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR Item 1: 1. Election of Class I Directors Nominees: 01) 02) 03) Alfred F. Altomari Steinar J. Engelsen, M.D. William H. Lewis The Board of Directors recommends you vote FOR Items 2, 3 and 4: 2. Advisory vote on the 2018 compensation of our named executive officers. 3. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for Insmed Incorporated for the year ending December 31, 2019. 4. Approval of the Insmed Incorporated 2019 Incentive Plan. Other business may be considered as may properly come before the meeting or any adjournment or postponement thereof. E66521-P21987 Voting Items

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